HORIZON ACTIVE INCOME FUND

Class	N	Shares	AIMNX
Class	I	Shares	AIRIX

Supplement dated December 13, 2013

to the Prospectus, dated September 30, 2013

The Fund intends to distribute dividends quarterly and net capital gains annually. Any contrary references in the Fund's Prospectus should be disregarded.

The paragraph on page 3 of the Prospectus under the section titled “Portfolio Managers” has been replaced with the following:

Robbie Cannon, President and CEO of the adviser, Ronald Saba, CFA Director of Equity Research of the adviser and Scott Ladner, Director of Alternative Strategies, share responsibility for the day-to-day management of the Fund as Co-Portfolio Managers. Mr. Cannon, Mr. Saba and Mr. Ladner have each been a Co-Portfolio Manager of the Fund since its inception in September 2013.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated September 30, 2013 provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated September 30, 2013 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7932.